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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         Commission File Number 1-9601


        Date of Report (date of earliest event reported): July 30, 2007


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)


              DELAWARE                                  43-0618919
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)


        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                              63144
(Address of principal executive offices)                (Zip Code)



                                (314) 645-6600
             (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities Act.
       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 30, 2007, KV Pharmaceutical Company (the "Company") announced that it entered into an agreement with California-based VIVUS, Inc. for the purchase of U.S. marketing rights to EvaMist(TM), a novel new estrogen transdermal spray that has been developed to deliver estradiol in a convenient easy-to-use dosage form for the treatment of vasomotor symptoms associated with menopause. Under the terms of the all-cash transaction, KV agreed to pay $10 million at closing and to make an additional payment of approximately $140 million at the time of final approval from the FDA. On July 30, 2007, the Company announced that VIVUS received U.S. Food & Drug Administration (FDA) approval for the marketing of EvaMist(TM). The Company expects to make payment to VIVUS on August 3rd, of which approximately $90 million will come from cash on hand and $50 million will come from drawing down on the Company's credit facility. There are also two, one-time milestone payments tied to the net sales of the product: $10 million will be paid if the product achieves $100 million in net sales in a market year and up to $20 million will be paid if the product achieves $200 million in net sales in a market year.

A copy of the press release announcing the FDA approval is furnished as
Exhibit 99 attached hereto. The information on Exhibit 99 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (d) The following exhibit is furnished as part of this
                      report:

                  Exhibit Number                    Description
                  --------------                    -----------

                       99 Press Release dated July 30, 2007, issued by K-V Pharmaceutical Company



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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 31, 2007

                                       K-V PHARMACEUTICAL COMPANY


                                       By: /s/ Richard H. Chibnall
                                          --------------------------------------
                                          Richard H. Chibnall
                                          Vice President, Finance





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